                                                       Exhibit 24
                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                    /s/ SUSAN W. CATHERWOOD    (L.S.)
                                       --------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                       /s/ M. WALTER D'ALESSIO    (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Richard G. Gilmore of Sarasota, FL, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                       /s/ R. G. GILMORE         (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Richard H. Glanton of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                      /s/ RICHARD H. GLANTON      (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, James A. Hagen of Villanova, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                      /s/ JAMES A. HAGEN         (L.S.)
                                       --------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Nelson G. Harris of Lafayette Hill, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                      /s/ NELSON G. HARRIS        (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Robert D. Harrison of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                      /s/ ROBERT D. HARRISON      (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Joseph C. Ladd of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                       /s/ JOSEPH C. LADD         (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Edithe J. Levit of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                       /s/ EDITHE J. LEVIT        (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Kinnaird R. McKee of Oxford, MD, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                      /s/ KINNAIRD R. McKEE       (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Joseph J. McLaughlin of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                     /s/ JOSEPH J. McLAUGHLIN     (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y




    KNOW ALL MEN BY THESE PRESENTS That I, Dr. John M. Palms of Columbia, SC, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                      /s/ JOHN M. PALMS           (L.S.)
                                       ---------------------------------------

                 P O W E R  O F  A T T O R N E Y



    KNOW ALL MEN BY THESE PRESENTS That I, Ronald Rubin of
Narberth, PA, do hereby appoint J. F. PAQUETTE, JR., and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1993 of PECO Energy Company (formerly Philadelphia Electric Company), to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.






DATE:February 28, 1994                        /s/ RONALD RUBIN          (L.S.)
                                       ---------------------------------------